UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 15, 2020

PIONEER ENERGY SERVICES CORP.
(Exact name of registrant as specified in its charter)

Texas	1-8182	74-2088619
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1250 N.E. Loop 410, Suite 1000 San Antonio, Texas	78209
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (855) 884-0575
_________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
❑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
❑ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act
Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ❑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ❑
_________________________________________

Item 8.01 Other Events.
On March 25, 2020, the U.S. Securities and Exchange Commission issued an order (Release No. 34-88465) (the “Order”) which provides conditional relief to public companies that are unable to timely comply with a filing deadline due to circumstances related to the novel coronavirus (“COVID-19”) pandemic.
Pioneer Energy Services Corp. (the “Company”) will be relying on the Order with respect to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, which was originally due to be filed on or before May 15, 2020 (the “Form 10-Q”). As previously disclosed in Form 8-K filed March 2, 2020, the Company commenced a voluntary restructuring under Chapter 11 of the U.S. Bankruptcy Code on March 1, 2020. The Company has had to devote a significant amount of time, resources and administrative support to simultaneously support managing the Company and managing the restructuring, while also monitoring how these ongoing processes may affect the disclosures to be included in the Form 10-Q and other reports; all of which have been made more difficult due to the COVID-19 pandemic and disruptions associated with the COVID-19 pandemic. The Company is unable to file the Form 10-Q by the original deadline due to the outbreak of, and local, state and federal governmental responses to, the COVID-19 pandemic. Office closures have limited access to the Company’s facilities by the Company’s financial reporting and accounting staff, as well as other advisors involved in the preparation of the Form 10-Q, led to communications and similar delays among such persons and impacted the Company's ability to fulfill required preparation and review processes and procedures with respect to the Form 10-Q, including the need to finalize the impairment analysis of the Company’s long-lived assets which may result in a material impairment. Notwithstanding the foregoing, the Company expects to file the Form 10-Q no later than June 29, 2020 (which is 45 days from the original filing deadline of May 15, 2020).
In light of the continuing developments related to the COVID-19 pandemic, the Company included a supplemental Risk Factor in the amendment to the Company’s Annual Report for the year ended December 31, 2019 on Form 10-K/A filed with the U.S. Securities and Exchange Commission on April 28, 2020, which is incorporated herein by reference.
Cautionary Statement Regarding Forward-Looking Statements
Statements contained in this current report that express a belief, expectation or intention, as well as those that are not historical fact, are forward-looking statements made in good faith that are subject to risks, uncertainties and assumptions. These forward-looking statements are based on our current beliefs, intentions, and expectations. Any statements that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions, future events or performance (often, but not always identifiable by the use of the words or phrases such as “will result,” “expects to,” “will continue,” “anticipates,” “plans, “intends,” “estimated,” “projects,” and “outlook”) are not historical facts and may be forward-looking and, accordingly, such statements involve estimates, assumptions and uncertainties which could cause actual results to differ materially from those expressed in these forward-looking statements. Our actual results, performance or achievements could differ materially from those we express in the foregoing discussion as a result of a variety of factors. In particular, our actual results could be affected by the risks and uncertainties relating to the filing by the Company and its affiliates of voluntary petitions for relief under Title 11 of the United States Code (the “Cases”), including but not limited to, (i) the Company’s ability to obtain United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”) approval with respect to motions in the Cases, (ii) the ability of the Company and its subsidiaries to consummate the transactions contemplated by the restructuring support agreement (the “RSA”) with respect to the Cases, (iii) the effects of the Company’s bankruptcy filing on the Company and on the interests of various constituents, (iv) Bankruptcy Court rulings in the Cases and the outcome of the Cases in general, (v) the length of time the Company will operate under the Cases, (vi) risks associated with third party motions in the Cases, which may interfere with the Company’s ability to consummate the transactions contemplated by the RSA, (vii) the potential adverse effects of the Cases on the Company’s liquidity or results of operations, (viii) the ability to operate the Company’s business and consummate the transactions contemplated by the RSA, (ix) the transactions contemplated by the debtor-in-possession financing facility and the RSA being subject to closing conditions, which conditions may not be satisfied for various reasons, including for reasons outside of the Company’s control, (x) increased legal costs to execute the Company’s reorganization, and other risks and uncertainties, (xi) the Company’s ability to maintain contracts, trade credit and other customer and/or vendor relationships that are essential to the Company’s operations, and (xii) the Company’s ability to retain key executives and employees. We have discussed many of these factors in detail in our Annual Report on Form 10-K for the year ended December 31, 2019, as amended by Form 10-K/A for the year ended December 31, 2019, including under the heading “Risk Factors” in Item 1A and “Special Note Regarding Forward-Looking Statements” in the Introductory Note to Part I. These factors are not necessarily all the important factors that could affect us. Other unpredictable or unknown factors could also have material adverse effects on actual results of matters that are the subject of our forward-looking statements. All forward-looking statements speak only as of the date on which they are made and we undertake no obligation to publicly update or revise any forward-looking statements whether as a result of new information, future events or otherwise. We advise readers that they should (1) recognize that important factors not referred to above could affect the accuracy of our forward-looking statements and (2) use caution and common sense when considering our forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER ENERGY SERVICES CORP.

/s/ Lorne E. Phillips
Lorne E. Phillips
Executive Vice President and Chief Financial Officer

Dated: May 15, 2020